Exhibit 99.31

MBNA MASTER CREDIT CARD TRUST II

SERIES 1998-D

KEY PERFORMANCE FACTORS
May 31, 2000



Expected B Maturity 7/15/03


Blended Coupon 5.9106%


Excess Protection Level
3 Month Average   5.88%
May, 2000   5.92%
April, 2000   5.61%
March, 2000   6.11%


Cash Yield19.29%


Investor Charge Offs 4.66%


Base Rate 8.71%


Over 30 Day Delinquency 4.70%


Seller's Interest 9.50%


Total Payment Rate14.38%


Total Principal Balance$52,496,626,963.52


 Investor Participation Amount$559,000,000.00


Seller Participation Amount$4,987,826,445.03